Exhibit 99.3  --  Unaudited Proformas

                  UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the acquisition of all of Beijing Happy Vitamins Trading Co., Ltd. for 16,000,000 shares issued to the equity members of Beijing Happy Vitamins Trading Co., Ltd., and the cancellation of 16,000,000 common shares of AirtimeDSL (a Nevada Corporation).

The Pro Forma Statements included herein reflect the use of the purchase method of accounting for the above transaction. The acquisition of Beijing Happy Vitamins Trading Co., Ltd., which closed on June 11, 2008 was accounted for as a reverse acquisition as the former equity members of Beijing Happy
Vitamins Trading Co., Ltd. controlled the voting common shares of the Company immediately after the acquisition. Such financial information has been prepared from, and should be read in conjunction with, the historical unaudited financial statements of AirtimeDSL and Beijing Happy Vitamins
Trading Co., Ltd.

The Pro Forma Balance Sheet gives effect to the transaction as if it had occurred on December 31, 2007 and March 31, 2008. The Pro Forma Statement of Operations gives effect to the transaction as if it had occurred on December 31, 2007 and March 31, 2008 combining AirtimeDSL and Beijing Happy Vitamins Trading Co., Ltd.



                                      F-1b

                                  AirtimeDSL
            UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET


Unaudited Condensed Combined Pro Forma Balance Sheet

                                 Beijing
                                  Happy
                                 Vitamins
                                  Trading
                      AirtimeDSL Co., Ltd.
                      ---------- ---------  Combined  Pro Forma
                      As of March 31, 2008   Totals  Adjustments AJE   Totals
                      -------------------- ---------- ---------      ----------
ASSETS

Current Assets:
 Cash                 $ 152,906  $  4,999  $ 157,905  $(40,000)  [3] $ 117,905
 Accounts receivable      2,258         -      2,258         -           2,258
 Deposits                     -         -          -         -               -
 Other current assets         -       740        740         -             740
                      ---------- --------- ---------- ---------      ----------
  Total Current Assets  155,164     5,739    160,903   (40,000)        120,903
                      ---------- --------- ---------- ---------      ----------
Fixed Assets, Net:       63,221         -     63,221         -          63,221
                      ---------- --------- ---------- ---------      ----------
    TOTAL ASSETS      $ 218,385  $  5,739  $ 224,124  $(40,000)      $ 184,124
                      ========== ========= ========== =========      ==========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Current Liabilities:
 Accounts payable     $       -  $      -  $       -  $      -       $       -
 Related party payable        -         -          -         -               -
 Notes payable                -         -          -         -               -
                      ---------- --------- ---------- ---------      ----------
  Total Current
   Liabilities                -         -          -         -               -
                      ---------- --------- ---------- ---------      ----------

Long-Term Liabilities:
 Notes payable                -         -          -         -               -
                      ---------- --------- ---------- ---------      ----------
  Total Long-Term
   Payables                   -         -          -         -               -
                      ---------- --------- ---------- ---------      ----------
  Total Liabilities           -         -          -         -               -
                      ---------- --------- ---------- ---------      ----------

Stockholders' Equity:
 Preferred stock              -         -          -         -               -
 Common stock            25,645         -     25,645    16,000   [1]    25,645
                                                       (16,000)  [3]
 Additional paid-in
  capital               201,235    21,360    222,595   (16,000)  [1]   174,100
                                                        (8,495)  [2]
                                                       (24,000)  [3]
 Accumulated deficit     (8,495)  (14,604)   (23,099)    8,495   [2]   (14,604)
 Accumulated other
  comprehensive income        -    (1,017)    (1,017)        -          (1,017)
                      ---------- --------- ---------- ---------      ----------
   Total Stockholders'
    Equity              218,385     5,739    224,124   (40,000)        184,124
                      ---------- --------- ---------- ---------      ----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY $ 218,385  $  5,739  $ 224,124  $(40,000)      $ 184,124
                      ========== ========= ========== =========      ==========

   [1] To record the issuance of 16,000,000 shares of common stock in the acquisition of 100% interest in Beijing Happy Vitamins Trading Co., Ltd.

   [2]  To eliminate accumulated deficit of AirtimeDSL

   [3] To record payment of $40,000 for 16,000,000 shares held by founders of AirtimeDSL for cancellation

                                      F-2b

                                 AirtimeDSL
        UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS


Unaudited Condensed Combined Pro Forma Statement of Operations

                                                                    Pro-Forma
                                                                    Adjusted
                          For the Three Months Combined             Combined
                          Ended March 31, 2008  Totals  Adjustments  Totals
                          -------------------- -------- ----------- ---------
REVENUES
 Sales revenue            $   3,026  $      -  $ 3,026  $        -  $  3,026
 Other revenue                    -         -        -           -         -
                          ---------- --------- -------- ----------- ---------
  Total Revenues              3,026         -    3,026           -     3,026
                          ---------- --------- -------- ----------- ---------
COST OF SALES                     -         -        -           -         -
                          ---------- --------- -------- ----------- ---------
GROSS PROFIT                  3,026         -    3,026           -     3,026
                          ---------- --------- -------- ----------- ---------

OPERATING EXPENSES

 General and administrative   4,249     3,527    7,776           -     7,776
 Depreciation and
  amortization                  900         -      900           -       900
                          ---------- --------- -------- ----------- ---------
  Total Costs and
   Expenses                   5,149     3,527    8,676           -     8,676
                          ---------- --------- -------- ----------- ---------
  OPERATING LOSS             (2,123)   (3,527)  (5,650)          -    (5,650)
                          ---------- --------- -------- ----------- ---------

OTHER INCOME (EXPENSE)

 Interest expense                 -         -        -           -         -
 Other income                     -         -        -           -         -
                          ---------- --------- -------- ----------- ---------
  Total Other Income
   (Expense)                      -         -        -           -         -
                          ---------- --------- -------- ----------- ---------
  NET LOSS                $  (2,123) $ (3,527) $(5,650) $        -  $ (5,650)
                          ========== ========= ======== =========== =========

                                      F-3b

                                  AirtimeDSL
            UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET


Unaudited Condensed Combined Pro Forma Balance Sheet

                                 Beijing
                                  Happy
                                 Vitamins
                                  Trading
                      AirtimeDSL Co., Ltd.
                      ---------- ---------  Combined  Pro Forma
                     As of December 31, 2007 Totals  Adjustments AJE   Totals
                      -------------------- ---------- ---------      ----------
ASSETS

Current Assets:
 Cash                 $ 154,129  $ 19,305  $ 173,434  $(40,000)  [3] $ 133,434
 Accounts receivable      2,258         -      2,258         -           2,258
 Deposits                     -         -          -         -               -
 Other current assets         -       615        615         -             615
                      ---------- --------- ---------- ---------      ----------
  Total Current Assets  156,387    19,920    176,307   (40,000)        136,307
                      ---------- --------- ---------- ---------      ----------
Fixed Assets, Net:       64,121         -     64,121         -          64,121
                      ---------- --------- ---------- ---------      ----------
    TOTAL ASSETS      $ 220,508  $ 19,920  $ 240,428  $(40,000)      $ 200,428
                      ========== ========= ========== =========      ==========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Current Liabilities:
 Accounts payable     $       -  $ 10,649  $  10,649  $      -       $  10,649
 Related party payable        -         -          -         -               -
 Notes payable                -       299        299         -             299
                      ---------- --------- ---------- ---------      ----------
  Total Current
   Liabilities                -    10,948     10,948         -          10,948
                      ---------- --------- ---------- ---------      ----------

Long-Term Liabilities:
 Notes payable                -         -          -         -               -
                      ---------- --------- ---------- ---------      ----------
  Total Long-Term
   Payables                   -         -          -         -               -
                      ---------- --------- ---------- ---------      ----------
  Total Liabilities           -    10,948     10,948         -          10,948
                      ---------- --------- ---------- ---------      ----------

Stockholders' Equity:
 Preferred stock              -         -          -         -               -
 Common stock            25,645    20,501     46,146    16,000   [1]    46,146
                                                       (16,000)  [3]
 Additional paid-in
  capital               201,235         -    201,235   (16,000)  [1]   154,863
                                                        (6,372)  [2]
                                                       (24,000)  [3]
 Accumulated deficit     (6,372)  (11,078)   (17,450)    6,372   [2]   (11,078)
 Accumulated other
  comprehensive income        -      (451)      (451)        -            (451)
                      ---------- --------- ---------- ---------      ----------
   Total Stockholders'
    Equity              220,508     8,972    229,480   (40,000)        189,480
                      ---------- --------- ---------- ---------      ----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY $ 220,508  $ 19,920  $ 240,428  $(40,000)      $ 200,428
                      ========== ========= ========== =========      ==========

   [1] To record the issuance of 16,000,000 shares of common stock in the acquisition of 100% interest in Beijing Happy Vitamins Trading Co., Ltd.

   [2]  To eliminate accumulated deficit of AirtimeDSL

   [3] To record payment of $40,000 for 16,000,000 shares held by founders of AirtimeDSL for cancellation

                                      F-4b

                                 AirtimeDSL
        UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS


Unaudited Condensed Combined Pro Forma Statement of Operations

                                     Beijing
                                      Happy
                                     Vitamins
                                      Trading
                          AirtimeDSL Co., Ltd.
                          --------------------                      Pro-Forma
                                  From                              Adjusted
                           inception through   Combined             Combined
                           December 31, 2007    Totals  Adjustments  Totals
                          -------------------- -------- ----------- ---------
REVENUES
 Sales revenue            $   2,258  $238,917  $241,175 $        -  $241,175
 Other revenue                    -         -        -           -         -
                          ---------- --------- -------- ----------- ---------
  Total Revenues              2,258   238,917   241,175          -   241,175
                          ---------- --------- -------- ----------- ---------
COST OF SALES                     -   236,307   236,307          -   236,307
                          ---------- --------- -------- ----------- ---------
GROSS PROFIT                  2,258     2,610     4,868          -     4,868
                          ---------- --------- -------- ----------- ---------

OPERATING EXPENSES

 General and administrative   5,330    13,688   19,018           -    19,018
 Depreciation and
  amortization                3,300         -    3,300           -     3,300
                          ---------- --------- -------- ----------- ---------
  Total Costs and
   Expenses                   8,630    13,688   22,318           -    22,318
                          ---------- --------- -------- ----------- ---------
  OPERATING LOSS             (6,372)  (11,078) (17,450)          -   (17,450)
                          ---------- --------- -------- ----------- ---------

OTHER INCOME (EXPENSE)

 Interest expense                 -         -        -           -         -
 Other income                     -         -        -           -         -
                          ---------- --------- -------- ----------- ---------
  Total Other Income
   (Expense)                      -         -        -           -         -
                          ---------- --------- -------- ----------- ---------
  NET LOSS                $  (6,372) $(11,078) $(17,450)$        -  $(17,450)
                          ========== ========= ======== =========== =========

                                      F-5b

Note 1

The acquisition has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of Beijing Happy Vitamins Trading Co., Ltd. pursuant to which AirtimeDSL is treated as the continuing entity.


Reconciliation of common shares outstanding by surviving entity:
----------------------------------------------------------------

Common stock outstanding as of June 11, 2008                  25,645,000

Issuance of common stock pursuant to Acquisition
      Agreement and Plan of Merger                            16,000,000

Cancellation of common stock pursuant to Acquisition
      Agreement and Plan of Merger                           (16,000,000)
                                                             ------------

Common stock outstanding upon completion of transaction       25,645,000


Because the acquisition was accounted for as a reverse acquisition, there was neither goodwill recognized nor any adjustments to the book value of the net assets of Beijing Happy Vitamins Trading Co., Ltd. that would affect the pro forma statement of operations.


                                   F-6b